LONG TERM DEPOSIT (Schedule of Long-term Deposits) (Details) - USD ($) $ in Thousands		Dec. 31, 2016		Dec. 31, 2015
LONG TERM DEPOSIT [Abstract]
Bonds deposit	[1]	$ 1,709		$ 1,685
Restricted account	[2]	727		931
SWAP		274	[3]
Other		75		54
Total		$ 2,785		$ 2,670

[1]	Bonds deposit of one payment of principal and interest reserves. See Note 10.
[2]	Restricted account contains two amounts: Restricted amount of $103 funded related to an interest reserve on behalf of a loan in Miami. See Note 9d. Restricted amount of $624 related to the hedging transaction, see details (3) below.
[3]	Hedging of cross currency interest rate swap transaction for the total amount of approximately NIS 34,200 (As of December 31,2016 NIS 31,400) at fixed interest rate of 6.7% in exchange for approximately $8,700 (As of December 31,2016 $8,000) at fixed interest rate of 7.95% with semi-annually payments commencing on June 2016 through December 2021, the termination date.